UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 21, 2011
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 21, 2011, the Board of Directors of MetLife, Inc. (the “Company”) adopted Amended and Restated By-Laws (the “Amended and Restated By-Laws”), effective on June 20, 2011. The Amended and Restated By-Laws reflect the amendment of the Amended and Restated Certificate of Incorporation of the Company to declassify the Board of Directors approved by the stockholders of the Company at the 2011 Annual Meeting on April 26, 2011. The declassification will be phased in beginning in 2012 without changing the expected terms to which Directors were elected by shareholders or appointed to the Board. The phase-in will be complete in 2014, when all Directors will be elected for terms that end at the following year’s annual meeting and the Board will no longer be divided into classes.
The Amended and Restated By-Laws reflect changes to Sections 2.03, 2.12, and 2.13.
•	Section 2.03 now provides that, beginning in 2012, the class of Directors to be elected will be elected for a one-year term.

•	Section 2.12 now provides that from and after the full declassification of the Board at the 2014 Annual Meeting, the shareholders may remove members of the Board with or without cause, as required for declassified boards under Delaware law. Until the 2014 Annual Meeting, the shareholders may remove Directors only for cause.

•	Section 2.13 now provides that only prior to the full declassification of the Board at the 2014 Annual Meeting: (a) will any Director filling a vacancy be of the same class as that of the Director whose death, resignation, removal or other event caused the vacancy; and (b) will any Director filling a newly created directorship be of the class specified by the Board of Directors at the time the newly created directorship was created.
Apart from the changes described above, the Amended and Restated By-Laws are unchanged from those adopted by the Board of Directors on January 26, 2010.
The foregoing description of the Amended and Restated By-Laws is not complete and is qualified in its entirety by reference to the Amended and Restated By-Laws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements And Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits
     3.1 Amended and Restated By-Laws of MetLife, Inc., effective June 20, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Christine M. DeBiase
	Name:	Christine M. DeBiase
	Title:	Vice President and Secretary

Date: June 23, 2011

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT
3.1	Amended and Restated By-Laws of MetLife, Inc., effective June 20, 2011.